UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2011 (April 28, 2011)

AVALON HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14105	34-1863889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Way, Warren, Ohio 44484

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 856-8800

(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

The Avalon Holdings Corporation Annual Meeting of Stockholders was held on April 28, 2011.

The following directors were elected by the holders of Class B Common Stock:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-votes
Ronald E. Klingle	6,114,350	-0-	-0-	-0-
Timothy C. Coxson	6,114,350	-0-	-0-	-0-
David G. Bozanich	6,114,350	-0-	-0-	-0-

The following directors were elected by the holders of the Class A Common Stock:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-votes
Kurtis D. Gramley	1,172,634	334,275	-0-	1,670,668
Stephen L. Gordon	1,179,450	327,459	-0-	1,670,668

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 29, 2011

Avalon Holdings Corporation

By:	/s/ Timothy C. Coxson
Timothy C. Coxson Chief Financial Officer

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